UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                               February 22, 2008

                          ESPEY MFG & ELECTRONICS CORP.
             (Exact name of registrant as specified in its charter)


           New York                   001-04383                 14-1387171
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)

                     233 Ballston Avenue                12866
                 Saratoga Springs, New York
           (Address of principal executive offices)   (Zip Code)

               Registrant's telephone number, including area code:
                                 (518) 584-4100


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01  Other Events

On February 25, 2008, Espey Mfg. & Electronics Corp. issued a press release announcing that the Company's Board of Directors had declared a special cash dividend of $1.50 per share and increased the regular quarterly dividend from $0.175 to $0.20 per share. A copy of the press release is furnished as Exhibit
99.1 to this report. The information in this report shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act), as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.



Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit No.                Document
-----------                --------
99.1                       Press Release dated February 25, 2008



                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2008                ESPEY MFG. & ELECTRONICS CORP.


                                  By:   /s/ David A. O'Neil
                                        ----------------------------------------
                                        David A. O'Neil, Treasurer and Principal
                                        Financial Officer


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